BT FINANCIAL CORPORATION
                   1998 EQUITY INCENTIVE PLAN

                  EFFECTIVE AS OF MAY 12, 1998





                    BT FINANCIAL CORPORATION
                   1998 EQUITY INCENTIVE PLAN


          Section 1.  Purposes.
                      --------

          The BT Financial Corporation 1998 Equity Incentive Plan (the "Plan") is effective May 12, 1998. The purposes of the Plan are to: (a) assist BT Financial Corporation (the "Company") in recruiting and retaining highly qualified managers, consultants and staff; (b) provide Employees with an incentive for productivity; and (c) provide Employees an opportunity to share in the growth and value of the Company. The equity interests granted pursuant to the Plan are intended to constitute Incentive Stock Options within the meaning of section 422 of the Code, Non-Qualified Stock Options, or other performance-based incentive awards, as determined by the Committee, or the Board if no Committee has been appointed at the time of the Award. The type of equity interests awarded will be specified in the Option Agreement between the Company and the Participant.

          Section 2.  Definitions.
                      -----------

          (a) "Affiliate" shall mean, with respect to a Person, a Person that directly or indirectly controls, or is controlled by, or is under common control with such Person.

          (b) "Award" shall mean a grant of a PSU or an Option or Options to an Employee pursuant to the provisions of this Plan. Each separate grant of a PSU, an Option or Options to an Employee and each group of PSUs or Options which matures on a separate date, is treated as a separate Award.

          (c) "Board" shall mean the Board of Directors of the Company, as constituted from time to time.

          (d) "Cause" shall mean a determination by the Board that the Participant:

               (i) has engaged in any type of disloyalty to the Company, including without limitation, fraud, embezzlement, theft, or dishonesty in the course of his employment or engagement, or has otherwise breached any duty owed to the Company;

               (ii) has been convicted of a misdemeanor involving
                    moral turpitude or a felony;

               (iii) has pled nolo contendere to a felony;
                              ---------------

               (iv) has disclosed trade secrets or confidential
                    information of the Company; or

               (v)  has breached any agreement with the Company.

          (e) "Change of Control" means the date upon which any of the following events occurs or conditions first exist:

               (i) The Company acquires actual knowledge that any Person (other than the Company or any employee benefit plan sponsored by the Company) has acquired beneficial ownership, directly or indirectly, of securities of the Company entitling such Person to 25% or more of the voting power of the Company;

               (ii) (a)  A tender offer is made to acquire
                    securities of the Company entitling the
                    holders thereof to 50% or more of the voting power of the Company; or (b) voting securities of the Company are first purchased pursuant to any other tender offer;

               (iii) At any time less than 51% of the members
                    of the Board are individuals who were either:
                    (a) directors of the Company on July 24, 1996; or (b) individuals whose election, or nomination for election, was approved by a vote of a majority of the directors then still in office who were directors on July 24, 1996 or who were so approved;

               (iv) The shareholders of the Company approve an
                    agreement providing for the Company to be merged, consolidated or otherwise combined with, or for all or substantially all the Company's assets or stock to be acquired by, another Person, as a consequence of which the former shareholders of the Company will own, immediately after such merger, consolidation, combination or acquisition, less than a majority of the voting power of such surviving or acquiring Person or the parent thereof; or

               (v) The shareholders of the Company approve any liquidation of all or substantially all of the assets of the Company or any distribution to security holders of assets of the Company having a value equal to 30% or more of the total value of all the assets of the Company.

          (f)  "Code" shall mean the Internal Revenue Code of
1986, as amended.

          (g) "Committee" shall mean the Committee appointed by the Board in accordance with Section 4(a) of the Plan, if one is appointed.

          (h) "Common Stock" shall mean the common stock of the Company, $5.00 par value per Share.

          (i)  "Company" shall mean BT Financial Corporation.

          (j) "Director" shall mean an individual who is a member of the Board of Directors of the Company or any of its Subsidiaries.

          (k) "Disability" shall mean a disability of an Employee or a Director which renders such Employee or Director unable to perform the full extent of his duties and responsibilities by reason of his illness or incapacity which would entitle that employee, officer or director to receive Social Security Disability Income under the Social Security Act, as amended, and the regulations promulgated thereunder. "Disabled" shall mean having a Disability. The determination of whether a Participant is Disabled shall be made by the Committee, whose determination shall be conclusive; provided that
                     -------------
               (i) if a Participant is bound by the terms of an employment agreement between the Participant and the Company or any of its Subsidiaries, whether the Participant is ADisabled for purposes of the Plan shall be determined in accordance with the procedures set forth in said employment agreement, if such procedures are therein provided; and

               (ii) a Participant bound by such an
                    employment agreement shall not be determined to be Disabled under the Plan any earlier than he would be determined to be disabled under his employment agreement.

          (l) "Employee" shall mean any person employed by the Company or any of its Subsidiaries.

          (m)  "Exchange Act" shall mean the Securities Exchange
Act of 1934, as amended.

          (n) "Fair Market Value Per Share" shall mean the fair market value of a share of Common Stock, as determined pursuant to Section 8 hereof.

          (o) "Incentive Stock Option" shall mean an Option which is an incentive stock option as described in Section 422 of the Code.

          (p) "Non-Employee Director" shall have the meaning set forth in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission; provided, however, that the Committee may, in its sole discretion, substitute the definition of "outside director" provided in the regulations under Section 162(m) of the Code in place of the definition of Non-Employee Director contained in the Exchange Act.

          (q) "Non-Qualified Stock Option" means any Option that is not an Incentive Stock Option.

          (r) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option to purchase Shares that is awarded pursuant to the Plan, or a Reload Option.

          (s) "Option Agreement" shall mean a written agreement substantially in the form of Exhibit A-1 or A-2, or such other form or forms as the Committee (subject to the terms and conditions of this Plan) may from time to time approve evidencing and reflecting the terms of an Award.

          (t) "Participant" shall mean each Employee or Director of the Company or a Subsidiary to whom an Award is granted pursuant to this Plan.

          (u) "Person" shall mean an individual, partnership, corporation, limited liability company, trust, joint venture, unincorporated association, or other entity or association.

          (v)  "Plan" shall mean this BT Financial Corporation
1998 Equity Incentive Plan, as amended from time to time.

          (w)  "Pool" shall mean the pool of Shares of Common
Stock subject to the Plan, as described in Section 6 hereof.

          (x) "PSU" means a phantom stock unit award made pursuant to Section 10 hereof, which gives the Participant the right to receive the Value of such PSU at a specified time, to be paid in cash.

          (y)  "Reload Option" is defined in Section 11.

          (z)  "Securities Act" shall mean the Securities Act of
1933, as amended.

          (aa) "Shares" shall mean shares of Common Stock contained in the Pool, as adjusted in accordance with Section 9 of the Plan.

          (bb) "Subsidiary" shall mean a subsidiary of the Company, whether now or hereafter existing, as defined in sections 424(f) and (g) of the Code.

          (cc) "Termination of Employment" means a cessation of the employer-employee relationship between the Participant and the Company and any Subsidiary for any reason, including (without limitation) resignation, discharge, death, Disability, or retirement. If a Participant transfers employment from the Company to any Subsidiary, then, unless determined otherwise by the Board, a Termination of Employment shall not be deemed to have occurred.

          (dd) "Value" means, with respect to a PSU, the Fair
Market Value per Share on the date of exercise of such PSU.

          Section 3.  Participation.
                      -------------

          Participants in the Plan shall be selected by the Committee from the Employees. The Board may make Awards at any time and from time to time to Employees. Any Award may include or exclude any Employee, as the Board shall determine in its sole discretion.

          Section 4.  Administration.
                      --------------

          (a)  Structure.
               ---------

               (i)  In General.  The Plan shall be administered
                    ----------
by the Committee. The Board may at any time delegate its authority to administer the Plan to a standing committee of the board or to a special Committee consisting of not less than two persons to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe. Members of the Committee shall serve for such period of time as the Board may determine. Members of the Board or the Committee who are eligible for Awards or have received Awards may vote on any matters affecting the administration of the Plan or the Award of any Options or PSUs pursuant to the Plan, except that no such member shall act upon the Award of an Option or PSU to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or Committee during which action is taken with respect to the Award of Options or PSUs to himself or herself.

          From time to time the Board may increase the size of the Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

               (ii) Committee Powers.  If the Board delegates its
                    ----------------
authority to administer the Plan to a Committee, the Committee shall possess all of the power and authority of, and shall be authorized to take any and all actions required to be taken hereunder by, and make any and all determinations required to be taken hereunder by, the Board. If the Board does not delegate its authority to a Committee, each reference herein to the Committee will be construed as a reference to the Board unless the context otherwise requires.

               (iii)  Company Registered Securities Under Exchange Act.
                      ------------------------------------------------
So long as the Company has a class of equity securities registered under Section 12 of the Exchange Act, the Committee shall consist of not less than two persons, each of whom shall be a Non-
Employee Director.

          (b)  Authority of the Committee.  Subject to theprovisions of
               --------------------------
the Plan, the Committee shall have the authority, in its discretion:


               (i)  to make Awards;

               (ii) to select the persons to whom Incentive Stock
                    Options, Non-Qualified Stock Options, and
                    PSUs may from time to time be granted
                    hereunder;

               (iii) to determine whether and to what extent
                    Incentive Stock Options, Non-Qualified Stock
                    Options, and PSUs, or any combination
                    thereof, may be granted hereunder;

               (iv) to determine the exercise price of any
                    Options to be awarded in accordance with Sections 7 and 8 of the Plan;

               (v)  to determine the number of Shares to be
                    covered by each such Award granted hereunder;

               (vi) to prescribe, amend and rescind rules and
                    regulations relating to the Plan;

               (vii) to determine the terms and provisions of
                    each Award under the Plan and each Option
                    Agreement (which need not be identical with the terms of other Awards and Option Agreements) and, with the consent of the Participant, to modify or amend any outstanding Option or Option Agreement;

              (viii)to accelerate the vesting or exercise date
                    of any Award;

               (ix) to interpret the Plan or any agreement
                    entered into in connection with the Plan;

               (x) to authorize any person to execute on behalf of the Company any instrument required to effectuate an Award or to take such other actions as may be necessary or appropriate with respect to the Company's rights pursuant to Awards or agreements relating to the Award or exercise thereof; and

               (xi) to make such other determinations and
                    establish such other procedures as it deems necessary or advisable for the administration of the Plan.

          (c)  Effect of the Committee's Decision.  All decisions,
               ----------------------------------
determinations and interpretations of the Committee shall be final and binding with respect to all Awards under the Plan.

          (d)  Limitation of Liability.  Notwithstanding anything herein to
               -----------------------
the contrary (with the exception of Section 31 hereof), no member of the Board or of the Committee shall be liable for any good faith determination, act or failure to act in connection with the Plan or any Award hereunder.

          Section 5.  Eligibility.
                      -----------
          Awards may be made to Employees and Directors, except that only a person employed by the Company or any of its Subsidiaries may receive an Incentive Stock Option. An Employee or Director who has received an Award, if he or she is otherwise eligible, may receive additional Awards.

          Section 6.  Stock Subject to the Plan.
                      -------------------------

          Subject to the provisions of this Section 6 and the provisions of Section 9 of the Plan, the maximum aggregate number of Shares which may be awarded and sold under the Plan is 600,000 Shares of Common Stock (collectively, the "Pool"). The maximum aggregate number of Shares which may be awarded and sold under the Plan to any individual Participant is 600,000 Shares of Common Stock. Options awarded from the Pool may be either Incentive Stock Options or Non-Qualified Stock Options, as determined by the Committee. If an Option should expire or become unexercisable for any reason without having been exercised in full, or if Shares are subsequently repurchased by the Company, the unpurchased or repurchased Shares which were subject thereto whether they are retired or held as treasury shares shall, unless the Plan shall have been terminated, be returned to the Plan and become available for future Awards under the Plan.

          Section 7.  Terms and Conditions of Options.
                      -------------------------------

          Each Option awarded pursuant to the Plan shall be authorized by the Committee and shall be evidenced by an Option Agreement in such form as the Committee may from time to time determine. Each Option Agreement will incorporate by reference the terms of the Plan and will include provisions as to the following:

          (a)  Number of Shares.  The number of Shares subject to the
               ----------------
Option, which may include fractional Shares.

          (b)  Option Price.  The price per Share payable on the exercise
               ------------
of any Option which is an Incentive Stock Option shall be stated in the Option Agreement and shall be no less than the Fair Market
Value Per Share of the Common Stock on the date such Option is awarded, without regard to any restriction other than a restriction which will never lapse. Notwithstanding the foregoing, if an Option which is an Incentive Stock Option shall be awarded under this Plan to any person who, at the time of the Award of such Option, owns stock possessing more than 10% of the total combined voting power of all classes of the Company's stock, the price per Share payable upon exercise of such Incentive Stock Option shall be no less than 110 percent (110%) of the Fair Market Value Per Share of the Common Stock on the date such Option is awarded. The price per Share payable on the exercise of an Option which is a Non-Qualified Stock Option shall be at least $5.00 per Share and shall be stated in the Option
Agreement.

          (c)  Consideration.  The consideration to be paid for the Shares
               -------------
to be issued upon the exercise of an Option, including the method of payment, which shall be determined by the Committee and may consist entirely of cash, promissory notes or shares of Common
Stock having an aggregate Fair Market Value Per Share on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment permitted under any laws to which the Company is subject and which is approved by the Committee. In making its determination as to the type of consideration to accept, the Committee shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

               (i) If the consideration for the exercise of an Option is a promissory note, it may, in the discretion of the Committee, be either full recourse or nonrecourse and shall bear interest at a per annum rate which is not less than the applicable federal rate determined in accordance with section 1274(d) of the Code as of the date of exercise. In such an instance the Company may, in its sole discretion, retain the Shares purchased upon exercise of the Option in escrow as security for payment of the promissory note.

               (ii) If the consideration for the exercise of an
                    Option is the surrender of previously
                    acquired and owned shares of Common Stock, the Participant will make representations and warranties satisfactory to the Company regarding his title to the shares of Common Stock used to effect the purchase (the "Payment Shares"), including without limitation, representations and warranties that the Participant has good and marketable title to such Payment Shares free and clear of any and all liens, encumbrances, charges, equities, claims, security interests, options or restrictions, and has full power to deliver such Payment Shares without obtaining the consent or approval of any person or governmental authority other than those which have already given consent or approval in a manner satisfactory to the Company. The per share value of the Payment Shares shall be the Fair Market Value Per Share of such Payment Shares on the date of exercise as determined by the Board in its sole discretion, exercised in good faith. If such Payment Shares were acquired upon previous exercise of Incentive Stock Options granted within two years prior to the exercise of the Option or acquired by the Participant within one year prior to the exercise of the Option, such Participant shall be required, as a condition to using the Payment Shares in payment of the exercise price of the Option, to acknowledge the tax consequences of doing so, in that such previously exercised Incentive Stock Options may have, by such action, lost their status as Incentive Stock Options, and the Participant may recognize ordinary income for tax purposes as a result.

          (d)  Form of Option.  Whether the Option awarded is an Incentive
               --------------
Stock Option or a Non-Qualified Stock Option, which will constitute a binding determination as to the form of Option awarded.

          (e)  Exercise of Options.  Any Option awarded hereunder shall be
               -------------------
exercisable at such times and under such conditions as shall be set forth in the Option Agreement (as may be determined by the Committee and as shall be permissible under the terms of the
Plan), which may include performance criteria with respect to the Company and/or the Participant, and as shall be permissible under the terms of the Plan. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company at its principal executive office in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company, accompanied by any agreements required by the terms of the Plan and the applicable Option Agreement. Full payment may consist of such consideration and method of payment allowable under this
Section 7. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Option is exercised, except as provided in Section 9.


          (f)  Partial Exercise.  An Option may be exercised in accordance
               ----------------
with the provisions of this Plan as to all or any portion of the Shares then exercisable under an Option from time to time during the term of the Option. An Option may not be exercised for a fraction of a Share.

          (g)  Leave of Absence.  Except as may otherwise be provided in an
               ----------------
Option Agreement, if an Option would first become exercisable while the Participant is absent from service on an approved leave of absence, the Participant shall not be permitted to exercise such Option until the Participant's return to active employment with the Company. Except as may otherwise be provided in an Option Agreement, if an Option had become exercisable before or as of the commencement of an approved leave of absence, the Participant may exercise such previously vested Option while on such leave. Whether a Participant is absent on a leave or has terminated employment shall be determined in accordance with the Company's regular personnel policies.


          (h)  Share Certificates.  As soon as practicable after any proper
               ------------------
exercise of an Option in accordance with the provisions of the Plan, the Company shall, without transfer or issue tax to the Participant, deliver to the Participant at the principal executive office of the Company or such other place as shall be mutually agreed upon between the Company and the Participant, a certificate or certificates representing the Shares for which the Option shall have been exercised.


          (i)  Vesting
               -------

               (i) Any vesting conditions applicable to the Options evidenced thereby. To the extent that no vesting conditions are stated in the Option Agreement, the Options evidenced thereby shall be fully vested at grant. Any Option granted hereunder which is outstanding but not vested seven (7) years after the date of Award shall become vested at that time. Options may be exercised in any order elected by the Participant whether or not the Participant holds any unexercised Options under this Plan or any other plan of the Company.

               (ii) Notwithstanding any other provision of this
                    Plan, no Option shall be (A) awarded under
                    this Plan after ten (10) years from the date
                    on which this Plan is adopted by the Board,
                    or (B) exercisable more than ten (10) years
                    from the date of Award; provided, however,
                                            --------  -------
                    that if an Option that is intended to be an Incentive Stock Option shall be awarded under this Plan to any person who, at the time of the Award of such Option, owns stock possessing more than 10% of the total combined voting power for all classes of the Company's stock, the foregoing clause (B) shall be deemed modified by substituting
                    "five (5) years" for the term "ten (10) years" that appears therein.

               (iii) No Option awarded to any Participant
                    shall be treated as an Incentive Stock
                    Option, to the extent such Option would cause the aggregate Fair Market Value Per Share (determined as of the date of Award of each such Option) of the Shares with respect to which Incentive Stock Options are exercisable by such Participant for the first time during any calendar year to exceed $100,000. For purposes of determining whether an Incentive Stock Option would cause such aggregate Fair Market Value Per Share to exceed the $100,000 limitation, such Incentive Stock Options shall be taken into account in the order awarded. For purposes of this subsection, Incentive Stock Options include all Incentive Stock Options under all plans of the Company that are Incentive Stock Option plans within the meaning of section 422 of the Code.

          (j)  Termination of Options.
               ----------------------

               (1) Upon the Termination of Employment for any reason other than death, Disability or Cause,
                    (A) any Options that were not exercisable at the date of Termination of Employment will expire automatically, (B) any exercisable Option intended to be an Incentive Stock Option will remain exercisable for ninety
                    (90) days after the date of Termination of Employment and (C) any exercisable Option not intended to be an Incentive Stock Option shall remain exercisable for twelve (12) months after the date of Termination of Employment.

               (2) Upon the death of a Participant, (A) any Options that were not exercisable at the date of death will expire automatically, (B) any exercisable Option intended to be an Incentive Stock Option will remain exercisable for only ninety (90) days after the date of Termination of Employment and (C) any other exercisable Option may be exercised by the Participant's estate or by a person who acquires the right to exercise such Option by bequest or inheritance or by reason of the death of the Participant, provided that such exercise occurs within both the remaining term of the Option and one year after the Participant's death.

               (3) Upon the Termination of Employment by reason of Disability, (A) any Options that were not exercisable at the date of Termination of Employment will expire automatically, (B) any exercisable Option intended to be an Incentive Stock Option will remain exercisable for only ninety (90) days after the date of Termination of Employment any other exercisable Option may be exercised within 36 months from the date of Termination of Employment.

               (4) Notwithstanding any other provision of this Plan, upon the Termination of Employment of any Participant for ACause, all of that Participant's unexercised Options will terminate immediately upon the date such Termination of Employment and the Participant shall forfeit all Shares for which the Company has not yet delivered share certificates to the Participant. The Company shall refund to the Participant the Option purchase price paid to it, if any, in the same form as it was paid (or in cash at the Company's discretion). The Company may withhold delivery of share certificates pending the resolution of any inquiry that could lead to a finding that a Termination of Employment was for Cause.

          (k)  Reload Options.  Whether or not Reload Options are
               --------------
authorized with respect to the Options granted thereby.

   Section 8.  Determination of Fair Market Value Per Share of Common Stock
               ------------------------------------------------------------
          (a)  If shares of Common Stock are listed on a national
or regional securities exchange or traded through the NASDAQ
National Market, the Fair Market Value of a share of Common Stock shall be the closing price for a share of Common Stock on the exchange or on the NASDAQ National Market, as reported in The
Wall Street Journal on the relevant valuation date, or if
------------------
there is no trading on that date, on the next preceding date on which there were reported share prices.  If shares of Common
Stock are traded in the over-the-counter market, the Fair Market
Value Per Share of Common Stock shall be the mean of the bid and asked prices for a share of Common Stock on the relevant
valuation date as reported in The Wall Street Journal (or, if not so
                              -----------------------
reported, as otherwise reported by the National Association of Securities Dealers Automated Quotations ("NASDAQ") System), as applicable or, if there is no trading on such date, on the next preceding date on which there were reported share prices.

          (b) If Fair Market Value Per Share of Common Stock cannot be determined in accordance with Section 8(a), then the Fair Market Value Per Share of Common Stock shall be determined by the Committee in good faith and in its sole discretion. In no event shall this Section 8(b) require the Committee to obtain any expert or independent opinion with respect to the Fair Market Value Per Share of Common Stock.

          Section 9.  Adjustments.
                      -----------

          (a) Subject to required action by the Shareholders, if any, the number of Shares in the Pool and the number of Shares subject to outstanding Options and the Option prices thereof shall be adjusted proportionately for any increase or decrease in the number of outstanding Shares of Common Stock of the Company resulting from stock splits, reverse stock splits, stock dividends, reclassifications and recapitalizations, merger, consolidation, exchange of shares, or rights offered to purchase shares of Common Stock at a price substantially below Fair Market Value Per Share or any similar change affecting Common Stock.

          (b) No fractional Shares shall be issuable on account of any action mentioned in Section 9(a), and the aggregate number of Shares into which Shares then covered by the Award, when changed as the result of such action, shall be reduced to the number of whole Shares resulting from such action, unless the Board, in its sole discretion, shall determine to issue scrip certificates with respect to any fractional Shares, which scrip certificates, in such event, shall be in a form and have such terms and conditions as the Board in its discretion shall prescribe. The Board, in its sole discretion, shall make appropriate equitable anti-dilution adjustments to the number of then-outstanding PSUs.

           Section 10.  Phantom Stock Units.
                        -------------------

          (a)  Awards and Administration.  A PSU is the right to receive a
               -------------------------
cash award in in an amount equal to Value of the PSU on the date of exercise. The Committee shall determine the persons to whom and the time or times at which PSUs shall be awarded, the number of PSUs to be awarded to any such person, the duration of the period (the "performance period") during which, and the conditions under which, a Participant's right to PSUs will be vested, and the other terms and conditions of the award in addition to those set forth below. The Committee may condition the vesting of PSUs upon the attainment of specified performance goals or such other factors or criteria as the Committee shall determine, in its sole discretion. The provisions of PSU awards need not be the same with respect to each Participant, and such awards to individual
Participants need not be the same in subsequent years.

          (b)  Terms and Conditions.  PSUs awarded pursuant to this Section
               --------------------
10 shall be subject to the following terms and conditions and such other terms and conditions not inconsistent with this Plan as the Committee deems desirable:

               (i)  Conditions. At the discretion of the Committee, the
                    ----------
Participant shall have, with respect to each PSU, the right to receive any distributions or dividends, equal to any distributions or dividends actually paid in respect of outstanding shares of Common Stock while a PSU is outstanding.

               (ii) Transfer or Assignment.  PSUs shall not be
                    ----------------------
transferable nor assignable.

               (iii) Vesting.  The Board, in its sole discretion, shall
                     -------
specify the performance period during which, and the conditions under which, the Participant's right to PSUs will be vested. At the expiration of the performance period, the Board, in its sole discretion, shall determine the extent to which the performance goals have been achieved, and the percentage of the PSUs of each Participant that have vested.

               (iv) Exercise.  Upon exercise of a PSU, its Value shall be
                    --------
payable in cash. As a condition to payment, the Participant shall make appropriate arrangements to satisfy applicable federal, state, or local tax withholding requirements. Unless provided otherwise, PSUs may be exercised only on a December 31 or January 1 of the relevant year.

               (v)  Termination of Employment.   Upon a Participant=s
                    -------------------------
Termination of Employment, all that Participant's PSUs and any rights thereunder will be forfeited immediately.


           Section 11.  Reload Options.
                        --------------

          (a)  Authorization of Reload Options.  Concurrently with the
               -------------------------------
award of Options, the Committee may authorize reload options
("Reload Option") to purchase for cash or shares a number of shares of Common Stock. The number of Reload Options shall equal
(i) the number of shares of Common Stock used to exercise the underlying Options and (ii) to the extent authorized by the Committee, the number of shares of Common Stock used to satisfy any tax withholding requirement incident to the exercise of the underlying Stock Options or Incentive Stock Options. The grant of a Reload Option will become effective upon the exercise of underlying Options or Reload Options through the use of shares of Common Stock held by the optionee for at least 12 months.
Notwithstanding the fact that the underlying option may be an Incentive Stock Option, a Reload Option is not intended to qualify as an "incentive stock option" under Section 422 of the Internal Revenue Code of 1986.

          (b)  Reload Option Amendment.  Each Option Agreement shall state
               -----------------------
whether the Committee has authorized Reload Options with respect to the underlying Options. Upon the exercise of an underlying
Option or other Reload Option, the Reload Option will be evidenced by an amendment to the underlying Option Agreement.

          (c)  Reload Option Price.  The option price per share of Common
               -------------------
Stock deliverable upon the exercise of a Reload Option shall be the Fair Market Value per Share of Common Stock on the date the grant of the Reload Option becomes effective.

          (d)  Term and Exercise.  Each Reload Option shall be fully
               -----------------
exercisable six months from the effective date of its grant. The term of each Reload Option shall be equal to the remaining option term of the underlying Option.

          (e)  Termination of Employment.  No additional Reload Options
               -------------------------
shall be granted to any Optionee upon exercise of Options or Reload Options following any Termination of Employment.

           Section 12.  Rights as a Shareholder.
                      -----------------------

          A recipient of an Option Award or PSU shall have no rights as a Shareholder of the Company and shall neither have the right to vote nor receive dividends with respect to any Shares subject to an Option until such Option has been exercised and a certificate with respect to the Shares purchased upon such exercise has been issued to him.

          Section 13.  Time of Awarding Options or PSUs.
                       --------------------------------

          The date of an Award shall, for all purposes, be the date which the Committee specifies when the Committee makes its determination that an Award is made or if none is specified, then the date of the Committee's determination. Notice of the determination shall be given to each Employee to whom an Award is made within a reasonable time after the date of such Award.

          Section 14. Modification, Extension and Renewal of Award.
                      --------------------------------------------

          Subject to the terms and conditions of the Plan, the Committee may modify, extend or renew an Award, or accept the surrender of an Award (to the extent not theretofore exercised). Notwithstanding the foregoing, (a) no modification of an Award which adversely affects the Participant shall be made without the consent of the Participant, and (b) no Incentive Stock Option may be modified, extended or renewed if such action would cause it to cease to be an "Incentive Stock Option" within the meaning of section 422 of the Code, unless the Participant specifically acknowledges and consents to the tax consequences of such action.

          Section 15.  Purchase for Investment and Other Restrictions.
                       ----------------------------------------------

          (a) The obligation of the Company to issue Shares to a Participant upon the exercise of an Option granted under the Plan is conditioned upon:

               (i) the Company obtaining any required permit or order from appropriate United States, state and foreign governmental agencies or stock exchange or similar body, authorizing the Company to issue such Shares; and

               (ii) such issuance complying with all relevant
                    provisions of applicable law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder and any applicable foreign laws.

          (b) At the option of the Committee, the obligation of the Company to issue Shares to a Participant upon the exercise of an Option granted under the Plan may be conditioned upon obtaining appropriate representations, warranties, restrictions and agreements of the Participant. Among other representations, warranties, restrictions and agreements, the Participant may be required to represent and agree that the purchase of Shares shall be for investment, and not with a view to the public resale or distribution thereof, unless the Shares are registered under the Securities Act and the issuance and sale of the Shares complies with all other laws, rules and regulations applicable thereto. Unless the issuance of such Shares is registered under the Securities Act (and any similar law of a foreign jurisdiction applicable to the Participant), the Participant shall acknowledge that the Shares purchased are not registered under the Securities Act (or any such other law) and may not be sold or otherwise transferred unless the Shares have been registered under the Securities Act (or any such other law) in connection with the sale or other transfer thereof, or that counsel satisfactory to the Company has issued an opinion satisfactory to the Company that the sale or other transfer of such Shares is exempt from registration under the Securities Act (or any such other law), and unless said sale or transfer is in compliance with all other applicable laws, rules and regulations, including all applicable federal, state and foreign securities laws, rules and regulations. Unless the Shares subject to an Award are registered under the Securities Act, the certificates representing such Shares issued shall contain the following legend in substantially the following form:

          THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY APPLICABLE STATE SECURITIES LAWS. THESE SHARES HAVE NOT BEEN ACQUIRED WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, EXCHANGED, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF, BY GIFT OR OTHERWISE, OR IN ANY WAY ENCUMBERED WITHOUT AN

          EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS, OR A SATISFACTORY OPINION OF COUNSEL SATISFACTORY TO BT FINANCIAL CORPORATION, INC. THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND UNDER APPLICABLE STATE SECURITIES LAWS.

If required under the laws of any jurisdiction in which the Participant resides, the certificate or certificates may bear any such legend.

          Section 16.  Transferability.
                       ---------------

          No Option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. Options shall be exercisable only by Participant, or, in the event of his or her legal incapacity or Disability, then by the Participant's legal guardian or representative, or by a Participant's executor or administrator.

          Section 17.  Other Provisions.
                       ----------------

          Each Option Agreement may contain such other provisions as the Committee in its discretion deems advisable and which are not inconsistent with the provisions of this Plan, including, without limitation, restrictions upon or conditions precedent to the exercise of the Option.

          Section 18.  Power of Board in Case of Change of Control.
                       -------------------------------------------

          In the event of a Change of Control, the Board shall have the authority, in its discretion, to accelerate the vesting of all unmatured Options or to accelerate the expiration date of all Options, whether or not matured. In addition, in the event of a Change of Control of the Company by reason of a merger, consolidation or tax free reorganization or sale of all or substantially all of the assets of the Company, the Board shall have the authority, in its discretion, to terminate this Plan and to (a) exchange all Options for options to purchase common stock in the successor corporation or (b) distribute to each Participant cash and/or other property in an amount equal to and in the same form as the Participant would have received from the successor corporation if the Participant had owned the Shares subject to the Option rather than the Option at the time of the Change of Control, provided that any such amount paid to a Participant shall reflect the deduction of the exercise price the Participant would have paid to purchase such Shares. The form of payment or distribution to the Participant pursuant to this Section shall be determined by the Board.

          Section 19.  Amendment of the Plan.
                       ---------------------

          Insofar as permitted by law and the Plan, the Board may from time to time suspend, terminate or discontinue the Plan or revise or amend it in any respect whatsoever with respect to any Shares at the time not subject to an Option; provided, however, that without approval of the Shareholders by a majority of the votes cast at a duly held Shareholder meeting at which a quorum representing a majority of the Company's outstanding voting shares is present (either in person or by proxy), within one year (365 days) of the adoption of an amendment or revision by the Board, no such amendment or revision may change the aggregate number of Shares for which Options may be awarded hereunder, change the designation of the class of Employees eligible to receive Options or decrease the price at which Options may be awarded.

          The Committee may make Awards hereunder prior to
approval of any amendment; provided, however, that any and all
                           -----------------
Options so awarded automatically shall be converted into Non-Qualified
Stock Options if the amendment is not approved by such Shareholders within 365 days of its adoption.

          Any other provision of this Section 19 notwithstanding, the Board specifically is authorized to adopt any amendment to this Plan deemed by the Board to be necessary or advisable to assure that the Incentive Stock Options or the Non-Qualified Stock Options available under the Plan continue to be treated as such, respectively, under all applicable laws.

          Section 20.  Application of Funds.
                       --------------------

          The proceeds received by the Company from the sale of Shares pursuant to the exercise of Options shall be used for general corporate purposes or such other purpose as may be determined by the Board.

          Section 21.  No Obligation to Exercise Option.
                       --------------------------------

          The Award of an Option shall impose no obligation upon the Participant to exercise such Option.

          Section 22.  Approval of Shareholders.
                       ------------------------

          This Plan shall become effective on the date that it is
adopted by the Board; provided, however, that it shall become
                      -----------------
limited to a Non-Qualified Stock Option plan if it is not approved by the shareholders of the Company within one year (365 days) of its adoption by the Board, by a majority of the votes cast at a duly held shareholder meeting at which a quorum representing a majority of the
Company's outstanding voting shares is present, either in person or by proxy.  The Committee may make Awards hereunder prior to shareholder approval of the Plan; provided, however, that any and
                                  -----------------
all Options so awarded automatically shall be converted into Non-Qualified

Stock Options if the Plan is not approved by such Shareholders within 365 days of its adoption.

          Section 23.  Conditions Upon Issuance of Shares.
                       ----------------------------------

          Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          Section 24.  Reservation of Shares.
                       ---------------------

          The Company shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

          The Company shall use its best efforts to seek to obtain from appropriate regulatory agencies any requisite authorization in order to issue and sell such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain from any such regulatory agency having jurisdiction the requisite authorization(s) deemed by the Company's counsel to be necessary for the lawful issuance and sale of any Shares hereunder, or the inability of the Company to confirm to its satisfaction that any issuance and sale of any Shares hereunder will meet applicable legal requirements, shall relieve the Company of any liability in respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

          Section 25.  Stock Option Agreements.
                       -----------------------

          Options shall be evidenced by an Option Agreement in such form or forms as the Board shall approve from time to time.

          Section 26.  Taxes, Fees, Expenses and Withholding of Taxes.
                       ----------------------------------------------

          (a) The Company shall pay all original issue and transfer taxes (but not income taxes, if any) with respect to the Award of Options and/or the issue and transfer of Shares pursuant to the exercise thereof, and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

          (b) The Award of Options hereunder and the issuance of Shares pursuant to the exercise of Options is conditioned upon the Company's reservation of the right to withhold in accordance with any applicable law, from any compensation or other amounts payable to the Participant, any taxes required to be withheld under federal, state or local law as a result of the Award or exercise of such Option or the sale of the Shares issued upon exercise thereof. To the extent that compensation or other amounts, if any, payable to the Participant is insufficient to pay any taxes required to be so withheld, the Company may, in its sole discretion, require the Participant (or such other person entitled herein to exercise the Option), as a condition of the exercise of an Option, to pay in cash to the Company an amount sufficient to cover such tax liability or otherwise to make adequate provision for the Company's satisfaction of its withholding obligations under federal, state and local law, provided that such satisfaction of tax liability is made within 60 days of the date on which written notice of exercise has been given to the Company.

          Section 27.  Notices.
                       -------

          Any notice to be given to the Company pursuant to the provisions of this Plan shall be addressed to the Company in care of its Secretary (or such other person as the Company may designate from time to time) at its principal executive office, and any notice to be given to a Participant shall be delivered personally or addressed to him or her at the address given beneath his or her signature on his or her Option Agreement, or at such other address as such Participant or his or her permitted transferee (upon the transfer of the Shares) may hereafter designate in writing to the Company. Any such notice shall be deemed duly given on the date and at the time delivered via personal, courier or recognized overnight delivery service or, if sent via telecopier, on the date and at the time telecopied with confirmation of delivery or, if mailed, on the date five (5) days after the date of the mailing (which shall be by regular, registered or certified mail). Delivery of a notice by telecopy (with confirmation) shall be permitted and shall be considered delivery of a notice notwithstanding that it is not an original that is received. It shall be the obligation of each Participant and each permitted transferee holding Shares purchased upon exercise of an Option to provide the Secretary of the Company, by letter mailed as provided herein, with written notice of his or her direct mailing address.

          Section 28.  No Enlargement of Participant Rights.
                       ------------------------------------

          This Plan is purely voluntary on the part of the Company, and the continuance of the Plan shall not be deemed to constitute a contract between the Company and any Participant, or to be consideration for or a condition of the employment or service of any Participant. Nothing contained in this Plan shall be deemed to give any Participant the right to be retained in the employ or service of the Company or any Subsidiary, or to interfere with the right of the Company or any such corporation to discharge or retire any Participant thereof at any time subject to applicable law. No Participant shall have any right to or interest in Awards authorized hereunder prior to the Award thereof to such Participant, and upon such Award he shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company's Certificate of Incorporation, as the same may be amended from time to time.

          Section 29.  Information to Participants.
                       ---------------------------

          The Company, upon request, shall provide without charge to each Participant copies of such annual and periodic reports as are provided by the Company to its Shareholders generally.

          Section 30.  Invalid Provisions.
                       ------------------

          If any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

          Section 31.  Applicable Law.
                       --------------

          This Plan shall be governed by, construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania.


          Executed this 12 day of May, 1998.


[CORPORATE SEAL]                         BT FINANCIAL CORPORATION


Attest: /s/ Laura L. Roth                By: /s/ John H. Anderson
       -----------------------------        -------------------------





                        ADOPTION AND APPROVAL OF PLAN
                        -----------------------------

                 Date Plan adopted by Board: November 26, 1997
               Date Plan approved by Shareholders: May 12, 1998
                     Effective Date of Plan: May 12, 1998

                                                     Exhibit A-1


          NON-QUALIFIED STOCK OPTION AGREEMENT UNDER THE
       BT FINANCIAL CORPORATION 1998 EQUITY INCENTIVE PLAN


           BT Financial Corporation (the "Company"), hereby grants
to [name] (the "Optionee") the option to purchase [number of shares]  shares
    ----                                           ----------------
of the Company's common stock (the "Option"). The Option is subject to the terms set forth herein, and in all respects is subject to the terms and provisions of the BT Financial Corporation 1998 Equity
Incentive Plan (the "Plan") applicable to non-qualified stock options, which terms and provisions are incorporated herein by this reference. Unless the context herein requires otherwise, the terms defined in the Plan shall have the same meanings herein.

          1. NATURE OF THE OPTION. The Option is intended to be a nonstatutory stock option for federal income tax purposes and is not intended to be an Incentive Stock Option described by
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or to otherwise qualify the Optionee for any special tax benefits.

          2. DATE OF GRANT; TERM OF OPTION. This Option is granted as of (date of grant), and it may not be exercised than later than the date that is ten (10) years after date of grant, subject to earlier termination, as provided in the Plan.

          3. OPTION EXERCISE PRICE. The exercise price to the Optionee to purchase, pursuant to this Agreement, one share of common stock of the Company is $[exercise price].
                          --------------

          4. RELOAD OPTIONS. This Option Agreement does not provide for the grant of any Reload Options.

          5. EXERCISE OF OPTION. The Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and this Option Agreement as follows:

               (a)  RIGHT TO EXERCISE.   The Option shall become exercisable
on [exercise date].
    -------------

               (b)  METHOD OF EXERICSE.  The Optionee may
exercise the Option by providing written notice stating the election to exercise this Option, and making such representations and agreements as to the Optionee's investment intent with respect to the shares underlying the Option and to be purchased (the "Shares") as may be required by the Company hereunder or pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the exercise price by check or such other consideration and method of payment as may be authorized by the Board pursuant to the Plan. The certificate(s) for the Shares as to which the Option shall be exercised shall be registered in the name of the Optionee and shall be legended as may be required under applicable law.

               (c)  PARTIAL EXERCISE.  The Option may be
exercised in whole or in part.

               (d) RESTRICTIONS ON EXERCISE. This Option may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations. As a condition to the exercise of this Option, the Company may require the Optionee to make any representation and warranty to the Company as may be required by or advisable under any applicable law or regulation.

              6. NONTRANSFERABILITY OF OPTION. This Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution, and may be exercised during the lifetime of the Optionee only by such Optionee. Subject to the foregoing and the terms of the Plan, the terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

            7. CONTINUATION OF EMPLOYMENT OR ENGAGEMENT. Neither the Plan nor this Option shall confer upon any Optionee any right to continue in the service of the Company or limit, in any respect, the right of the Company to discharge the Optionee at any time, with or without cause and with or without notice.

            8. WITHHOLDING. The Company reserves the right to withhold, in accordance with any applicable laws, from any consideration payable to Optionee any taxes required to be withheld by federal, state or local law as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon exercise of this Option. If the amount of any consideration payable to the Optionee is insufficient to pay such taxes or if no consideration is payable to the Optionee, upon the request of the Company, the Optionee (or such other person entitled to exercise the Option pursuant to the Plan) shall pay to the Company an amount sufficient for the Company to satisfy any federal, state or local tax withholding requirements it may incur as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon the exercise of this Option.

            9. THE PLAN. This Option is subject to, and the Company and the Optionee agree to be bound by, all of the terms and conditions of the Plan as such Plan may be amended from time

                              A-1-2

to time in accordance with the terms thereof, provided that no such amendment shall deprive the Optionee, without his consent, of this Option or any rights hereunder. Pursuant to the Plan, the Board or the Option Committee of the Board is authorized to adopt rules and regulations not inconsistent with the Plan as it shall deem appropriate and proper. A copy of the Plan in its present form is available for inspection during business hours by the Optionee or the persons entitled to exercise this Option at the Company's principal office.

           10. ENTIRE AGREEMENT. This Agreement, together with the Plan and the other exhibits attached thereto or hereto, represents the entire agreement between the parties.

           11. GOVERNING LAW. This Agreement shall be governed by, construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania.

           12. AMENDMENT. Subject to the provisions of the Plan, this Agreement may only be amended by a writing signed by each of the parties hereto.

          IN WITNESS WHEREOF, this Agreement has been executed by the
parties on the     day of            ,    .
              ----       ------------ ---


                              BT FINANCIAL CORPORATION

                         By:
                              -----------------------------------------

                         Title:    ------------------------------------


                              OPTIONEE


                              -----------------------------------------------
                              Signature

                              -----------------------------------------------
                              Printed Name

                              A-1-3

                         ACKNOWLEDGMENT
                         --------------

               The Optionee acknowledges receipt of a copy of the BT Financial Corporation 1998 Equity Incentive Plan (the "Plan"), a copy of which is attached hereto, and represents that Optionee has read and is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors or the Committee upon any questions arising under the Plan.



Date:
      -------------------------         ------------------------------------
                                        Optionee



                                                     Exhibit A-2

           INCENTIVE STOCK OPTION AGREEMENT UNDER THE
       BT FINANCIAL CORPORATION 1998 EQUITY INCENTIVE PLAN



           BT Financial Corporation (the "Company"), hereby grants
to [name] (the "Optionee") the option to purchase [number of shares]  shares
    ----                                           ----------------
of the Company's common stock (the "Option"). The Option is subject to the terms set forth herein, and in all respects is subject to the terms and provisions of the BT Financial Corporation 1998 Equity
Incentive Plan (the "Plan") applicable to non-qualified stock options, which terms and provisions are incorporated herein by this reference. Unless the context herein requires otherwise, the terms defined in the Plan shall have the same meanings herein.

          1. NATURE OF THE OPTION. The Option is intended to be an Incentive Stock Option described by Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

          2. DATE OF GRANT; TERM OF OPTION. This Option is granted as of [date of grant], and it may not be exercised than later than the date that is ten (10) years after date of grant, subject to earlier termination, as provided in the Plan.

          3. OPTION EXERCISE PRICE. The exercise price to the Optionee to purchase, pursuant to this Agreement, one share of common stock of the Company is $[exercise price].
                          --------------

          4. RELOAD OPTIONS. This Option Agreement does not provide for the grant of any Reload Options.

          5. EXERCISE OF OPTION. The Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and this Option Agreement as follows:

               (a)  RIGHT TO EXERCISE.   The Option shall become
exercisable on [exercise date].
                -------------

               (b)  METHOD OF EXERCISE.  The Optionee may
exercise the Option by providing written notice stating the election to exercise this Option, and making such representations and agreements as to the Optionee's investment intent with respect to the shares underlying the Option and to be purchased (the "Shares") as may be required by the Company hereunder or pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the exercise price by check or such other consideration and method of payment as may be authorized by the Board pursuant to the Plan. The certificate(s) for the Shares as to which the Option shall be exercised shall be registered in the name of the Optionee and shall be legended as may be required under applicable law.

               (c)  PARTIAL EXERCISE.  The Option may be
exercised in whole or in part.

               (d) RESTRICTIONS ON EXERCISE. This Option may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations. As a condition to the exercise of this Option, the Company may require the Optionee to make any representation and warranty to the Company as may be required by or advisable under any applicable law or regulation.

          6. NONTRANSFERABILITY OF OPTION. This Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution, and may be exercised during the lifetime of the Optionee only by such Optionee. Subject to the foregoing and the terms of the Plan, the terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

          7. CONTINUATION OF EMPLOYMENT OR ENGAGEMENT. Neither the Plan nor this Option shall confer upon any Optionee any right to continue in the service of the Company or limit, in any respect, the right of the Company to discharge the Optionee at any time, with or without cause and with or without notice.

          8. WITHHOLDING. The Company reserves the right to withhold, in accordance with any applicable laws, from any consideration payable to Optionee any taxes required to be withheld by federal, state or local law as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon exercise of this Option. If the amount of any consideration payable to the Optionee is insufficient to pay such taxes or if no consideration is payable to the Optionee, upon the request of the Company, the Optionee (or such other person entitled to exercise the Option pursuant to the Plan) shall pay to the Company an amount sufficient for the Company to satisfy any federal, state or local tax withholding requirements it may incur as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon the exercise of this Option.


          9. THE PLAN. This Option is subject to, and the Company and the Optionee agree to be bound by, all of the terms and conditions of the Plan as such Plan may be amended from time to time in accordance with the terms thereof, provided that no

                             A-2-2

such amendment shall deprive the Optionee, without his consent, of this Option or any rights hereunder. Pursuant to the Plan, the Board or the Option Committee of the Board is authorized to adopt rules and regulations not inconsistent with the Plan as it shall deem appropriate and proper. A copy of the Plan in its present form is available for inspection during business hours by the Optionee or the persons entitled to exercise this Option at the Company's principal office.

          10. ENTIRE AGREEMENT. This Agreement, together with the Plan and the other exhibits attached thereto or hereto, represents the entire agreement between the parties.

          11. GOVERNING LAW. This Agreement shall be governed by, construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania, without regard to the application of the principles of conflicts of laws.

          12. AMENDMENT. Subject to the provisions of the Plan, this Agreement may only be amended by a writing signed by each of the parties hereto.

          13.  CONVERSION TO NON-QUALIFIED OPTION.
Notwithstanding anything to the contrary set forth herein, this Option is being granted subject to the condition that if the Plan is not approved by the shareholders of the Company within 365 days of the date that the Plan is adopted by the Board of Directors of the Company, this Option shall automatically be converted into a non-qualified stock option.

          14. EARLY DISPOSITION OF STOCK. Subject to the fulfillment by Optionee of any conditions limiting the disposition of Shares received under this Option, Optionee hereby agrees that if Optionee disposes of any Shares received under this Option within one (1) year after such Shares were transferred to Optionee or two (2) years after the date as of which this Option was granted, Optionee will notify the Company in writing within thirty (30) days after the date of such disposition.

                              A-2-3


          IN WITNESS WHEREOF, this Agreement has been executed by the
parties on the     day of           ,    .
              ----       ----------- ----

                              BT FINANCIAL CORPORATION


                         By:
                              --------------------------------------------

                         Title:
                                   ---------------------------------------



                              OPTIONEE


                              -------------------------------------------
                              Signature

                              -------------------------------------------
                              Printed Name

                              A-2-4

                         ACKNOWLEDGMENT
                         --------------

            The Optionee acknowledges receipt of a copy of the BT Financial Corporation 1998 Equity Incentive Plan (the "Plan"), a copy of which is attached hereto, and represents that Optionee has read and is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors or the Committee upon any questions arising under the Plan.



Date:
      -----------------------      ----------------------------------
                                   Optionee